UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2016

DICK’S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) On September 27, 2016, Dick’s Sporting Goods, Inc. (NYSE: DKS) (the “Company”) appointed Lee J. Belitsky to serve as Executive Vice President, Chief Financial Officer of the Company. Mr. Belitsky will also serve as the Company’s principal accounting officer. André Hawaux, the Company’s Executive Vice President, Chief Operating Officer, who has filled the role of principal financial officer since August 2016, will continue to serve as the Company’s Executive Vice President, Chief Operating Officer. Joseph R. Oliver, who has served as Senior Vice President, Chief Accounting Officer, will serve as the Company’s Senior Vice President, Merchandise Planning, Allocation and Replenishment, reporting to Mr. Belitsky.

Mr. Belitsky, 55, joined Dick’s Sporting Goods in 1997 as Vice President, Controller and has held a number of roles at Dick’s Sporting Goods. Since September 2014, he has served as the Company’s Executive Vice President, Product Development and Merchandise Planning, Allocation and Replenishment. From July 2013 to September 2014, Mr. Belitsky served as Senior Vice President, Product Development and from September 2011 to July 2013, he served as Senior Vice President, Chief Risk and Compliance Officer. Prior to that, Mr. Belitsky held a number of leadership positions, including Senior Vice President, Store Operations and Distribution/Transportation and Senior Vice President, Strategic Planning and Analysis, and Treasury Services. Pursuant to the terms of the offer, Mr. Belitsky will receive a base salary of $650,000. Other than the change in base salary, there was no change in Mr. Belitsky’s current compensation package, the components of which are discussed in the Company’s proxy statement filed with the Securities and Exchange Commission April 29, 2016.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On October 3, 2016, the Company issued a press release announcing that the Company has appointed Lee J. Belitsky to serve as Executive Vice President, Chief Financial Officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated October 3, 2016 by Dick’s Sporting Goods, Inc. furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: October 3, 2016	By:	/s/ John E. Hayes III
	Name:	John E. Hayes III
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 3, 2016 by Dick’s Sporting Goods, Inc. furnished herewith